                                                                   EXHIBIT 10.17

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                           Development Agreement
                                                           January 6, 2003

                                  CONFIDENTIAL

                                   ----------

                                   DEVELOPMENT

                                    AGREEMENT

                                  BY AND AMONG

                        SONY COMPUTER ENTERTAINMENT, INC.

                             AND TOSHIBA CORPORATION

                                       AND

                                   RAMBUS INC.

                                   ----------

                                                           Development Agreement
                                                           January 6, 2003

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

SECTION 1. DEFINITIONS.........................................................2

     1.1   Rambus Interface Technology.........................................2

     1.2   Redwood Rambus Interface Technology.................................2

     1.3   Rambus Interface Specification......................................2

     1.4   Redwood Rambus Interface Specification..............................2

     1.5   Compatible..........................................................2

     1.6   Yellowstone Rambus Interface Technology.............................2

     1.7   Yellowstone Rambus Interface Specification..........................3

     1.8   Yellowstone Rambus DRAM.............................................3

     1.9   Other Agreements....................................................3

     1.10  [*] Product.........................................................3

     1.11  Broadband Engine....................................................3

     1.12  Confidential Information............................................3

     1.13  Redwood RAC.........................................................3

     1.14  Yellowstone RAC.....................................................3

     1.15  RAC Test Chip.......................................................3

     1.16  Control.............................................................3

     1.17  Subsidiary..........................................................4

     1.18  Affiliate...........................................................4

     1.19  Effective Date......................................................4

SECTION 2. TECHNOLOGY IMPLEMENTATION AND PROMOTION.............................4

     2.1   Technology Implementation Deliverables..............................4

     2.2   RACs................................................................4

     2.3   Yellowstone RMC.....................................................5

     2.4   Connector Designs...................................................5

     2.5   Package Designs.....................................................6

     2.6   [*] Test Chip.......................................................6

     2.7   Consultation Obligations of Rambus..................................6

                                       -i-                          CONFIDENTIAL

                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                            PAGE
                                                                            ----

     2.8   Use of Yellowstone Technology and Redwood Technology in
           Broadband Engine....................................................6

     2.9   Liaison.............................................................7

     2.10  Use Restrictions....................................................7

     2.11  Disclaimer..........................................................7

     2.12  Certain Termination.................................................8

     2.13  Escrow..............................................................8

SECTION 3. DEVELOPMENT FEES....................................................9

     3.1   Development Fees....................................................9

     3.2   Withholding Taxes..................................................13

SECTION 4. CONFIDENTIAL INFORMATION...........................................14

     4.1   Confidential Information...........................................14

     4.2   Confidentiality....................................................15

     4.3   Exceptions.........................................................16

     4.4   Residuals..........................................................17

     4.5   Additional Responsibilities........................................17

     4.6   Subsidiaries.......................................................17

SECTION 5. INTELLECTUAL PROPERTY OWNERSHIP AND INDEMNIFICATION................18

     5.1   Ownership..........................................................18

     5.2   Rambus Indemnification Disclaimer..................................18

     5.3   Toshiba Indemnification Disclaimer.................................19

     5.4   SCE Indemnification Disclaimer.....................................19

SECTION 6. LIMITATION OF LIABILITY............................................19

SECTION 7. TERM AND TERMINATION...............................................20

     7.1   Term...............................................................20

     7.2   Termination........................................................20

                                      -ii-                          CONFIDENTIAL

                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                            PAGE
                                                                            ----

     7.3   Survival...........................................................21

SECTION 8. GOVERNING LAW, DISPUTE RESOLUTION..................................22

     8.1   Governing Law......................................................22

     8.2   Dispute Resolution.................................................22

SECTION 9. MISCELLANEOUS......................................................23

     9.1   Confidentiality of Agreement............................. .........23

     9.2   Assignment.........................................................24

     9.3   No Conflicts.......................................................24

     9.4   Authority..........................................................24

     9.5   Notices............................................................24

     9.6   Electronic Transfers...............................................25

     9.7   Export Controls....................................................25

     9.8   Partial Invalidity.................................................26

     9.9   No Third Party Beneficiaries.......................................26

     9.10  Counterparts.......................................................27

     9.11  Relationship of Parties............................................27

     9.12  Modification.......................................................27

     9.13  Waiver.............................................................27

     9.14  Government Approvals...............................................27

     9.15  Section Headings and Language......................................28

     9.16  Ambiguities........................................................28

     9.17  Force Majeure......................................................28

     9.18  Currency...........................................................28

     9.19  Entire Agreement...................................................28

                                      -iii-                         CONFIDENTIAL

                                                           Development Agreement
                                                           January 6, 2003

                                   DEVELOPMENT
                                    AGREEMENT

          This Development Agreement (the "Agreement") is entered into as of the Effective Date, by and among Rambus Inc., a Delaware corporation with principal offices at 4440 El Camino Real, Los Altos, California 94022, U.S.A. ("Rambus"); and Toshiba Corporation, a Japanese corporation with principal offices at 1-1 Shibaura 1-chome, Minato-ku, Tokyo 105-8001 Japan ("Toshiba") and Sony Computer Entertainment Inc., a Japanese corporation with principal offices at 1-1 Akasaka 7-chome, Minato-ku, Tokyo 107-0052 Japan ("SCE").

          WHEREAS, SCE and Toshiba have entered into a joint development agreement (the "[*] Agreement") with [*] to develop a broadband microprocessor (designated as the "Broadband Engine") for a [*] product;

          WHEREAS, Rambus has developed and is developing certain logic-to-logic interface technology currently designated by Rambus as "Redwood Rambus Interface Technology," and certain logic-to-memory interface technology currently designated by Rambus as "Yellowstone Rambus Interface Technology ";

          WHEREAS, together with this Agreement, Toshiba and Rambus are entering into a Redwood and Yellowstone Semiconductor Technology License Agreement of even date hereof (the "Toshiba License Agreement");

          WHEREAS, together with this Agreement, SCE (together with its parent company, SONY Corporation) and Rambus are entering into a Redwood and Yellowstone Semiconductor Technology License Agreement of even date hereof (the "SONY License Agreement"); and

          WHEREAS, the parties desire to cooperate with each other to enable SCE and Toshiba (and [*] as SCE's sublicensee) to implement Rambus' Redwood Rambus Interface Technology and Yellowstone Rambus Interface Technology as the bus interfaces in and with the Broadband Engine (and related [*] designed to [*] to the [*] on the terms and conditions set forth herein;

          NOW, THEREFORE, IN CONSIDERATION OF THE FOREGOING AND THE MUTUAL COVENANTS CONTAINED HEREIN, THE PARTIES AGREE AS FOLLOWS:

                                       -1-                          CONFIDENTIAL

                                                           Development Agreement
                                                           January 6, 2003

                                   SECTION 1.

                                   DEFINITIONS

          For purposes of this Agreement the following terms shall have the meanings set forth below:

          1.1 Rambus Interface Technology. "Rambus Interface Technology" means all interface technology which is owned by, developed by, used by, or licensed to Rambus. "Rambus Interface Technology" includes all prior, current, and future versions of this technology. As of the Effective Date, the versions of Rambus Interface Technology include, without limitation, those designated by Rambus as "Base," "Concurrent," "Direct," "Taos," "Yellowstone,"and "Redwood."

          1.2 Redwood Rambus Interface Technology(a). "Redwood Rambus Interface Technology" means any version of the Rambus technology, for the interface between a logic chip and a logic chip, designated by Rambus as "Redwood Rambus Interface Technology" as provided for under the Toshiba License Agreement or the SONY License Agreement.

          1.3 Rambus Interface Specification. For any version of Rambus Interface Technology, "Rambus Interface Specification" means, at any time, the then most current version of the interface specification for that version of Rambus Interface Technology, as such interface specification is finalized and released by Rambus.

          1.4 Redwood Rambus Interface Specification. "Redwood Rambus Interface Specification" means the Rambus Interface Specification for the Redwood Rambus Interface Technology.

          1.5 Compatible. "Compatible," as applied to an integrated circuit, means that the integrated circuit both (i) is fully compliant with the applicable Rambus Interface Specification such that the integrated circuit can communicate with all other integrated circuits manufactured by licensees of Rambus which comply with the same Rambus Interface Specification, and (ii) complies in all respects with the protocol, pin function, pin sequencing, pin pitch, electrical specifications, and mechanical specifications of the applicable Rambus Interface Specification.

          1.6 Yellowstone Rambus Interface Technology. "Yellowstone Rambus Interface Technology" means any version of the Rambus technology, for the interface between a logic chip and a memory chip, designated by Rambus as "Yellowstone Rambus Interface Technology" as provided for under the Toshiba License Agreement or the SONY License Agreement.

                                       -2-                          CONFIDENTIAL

                                                           Development Agreement
                                                           January 6, 2003

          1.7 Yellowstone Rambus Interface Specification. "Yellowstone Rambus Interface Specification" means the Rambus Interface Specification for the Yellowstone Rambus Interface Technology.

          1.8 Yellowstone Rambus DRAM. "Yellowstone Rambus DRAM" means a dynamic random access memory integrated circuit ("DRAM"), Compatible with the Yellowstone Interface Specification, which incorporates Yellowstone Rambus Interface Technology under a license from Rambus.

          1.9 Other Agreements. "Other Agreements" means the SONY License Agreement and Toshiba License Agreement.

          1.10 [*] Product. "[*] Product" means a [*] product with [*] at least similar to [*] product.

          1.11 Broadband Engine. "Broadband Engine" means the [*] designed pursuant to the [*] for use in [*] Product.

          1.12 Confidential Information. "Confidential Information" has the meaning set forth in Section 4.1 below.

          1.13 Redwood RAC. "Redwood RAC" means the input/output cell which is specified in the current version of the "Redwood Rambus Access Cell Specification" for the Redwood Rambus Interface Technology.

          1.14 Yellowstone RAC. "Yellowstone RAC" means the input/output cell which is specified in the current version of the "Yellowstone Rambus Access Cell Specification" for the Yellowstone Rambus Interface Technology.

          1.15 RAC Test Chip. "RAC Test Chip" means a prototype Rambus test ASIC device designed and manufactured by SCE or Toshiba and incorporating a Yellowstone RAC or Redwood RAC, as applicable.

          1.16 Control. "Control" (including "Controlled" and other forms) of an entity means (i) either (A) beneficial ownership (whether direct, or indirect through controlled entities or other means) of more than fifty percent (50%) of the outstanding voting securities of that entity or (B) in the case of an entity that has no outstanding voting securities, having the right to more than fifty percent (50%) of the profits of the entity, or having the right in the event of dissolution to more

                                       -3-                          CONFIDENTIAL

                                                           Development Agreement
                                                           January 6, 2003

than fifty percent (50%) of the assets of the entity; or (ii) having the contractual power presently to designate more than fifty percent (50%) of the directors of a corporation, or in the case of unincorporated entities, of individuals exercising similar functions. (By way of example only, a company has indirect Control of a Subsidiary of its Subsidiary).

          1.17 Subsidiary. "Subsidiary" of an entity ("Parent") shall mean each entity Controlled by the Parent, but only so long as such Control exists.

          1.18 Affiliate. "Affiliate" of an entity means each entity which Controls, is Controlled by, or is under common Control with that entity, but only so long as such Control exists.

          1.19 Effective Date. "Effective Date" means the date of signing by the third party to sign this Agreement, provided that if within fifteen (15) days after the first party signs this Agreement, the other parties have not signed this Agreement, the signature of those parties that have signed this Agreement shall become void unless otherwise agreed in writing.

                                   SECTION 2.

                     TECHNOLOGY IMPLEMENTATION AND PROMOTION

          2.1 Technology Implementation Deliverables. Rambus shall develop and provide to each of SCE and Toshiba the Yellowstone Rambus Interface Technology and Redwood Rambus Interface Technology implementation deliverables set forth in Exhibit A hereto, subject to the fees specified in Section 3.1(a) below. Rambus' obligation to comply with these milestones and schedule shall be conditioned on SCE's and Toshiba's having provided to Rambus, in a timely fashion, all necessary items and information to be provided by SCE and/or Toshiba.

          2.2 RACs.

          (a) Rambus shall develop the [*] Yellowstone RACs and Redwood RACs specified in Exhibits B, C and D as the [*] RAC, [*] RAC, [*] RAC, and [*] RAC in accordance with the procedures set forth in Exhibit E, and substantially in accordance with the milestones and schedule set forth in Exhibits B, C and D, in each case subject to the fee specified in Section 3.1(b)(i) or Section 3.1(b)(ii) below, as applicable. Rambus shall provide sufficient technical personnel with the appropriate skills and experience to accomplish this development work as described in Exhibits B, C, D and E hereto.

                                       -4-                          CONFIDENTIAL

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                                                           Development Agreement
                                                           January 6, 2003

          (b) Upon a joint written request of SCE and Toshiba at any time until [*], Rambus shall develop the RAC specified in Exhibit F as the [*] RAC, in accordance with the procedures set forth in Exhibit E, subject to the fee specified in Section 3.1(b) (iii) below. Rambus shall provide sufficient technical personnel with the appropriate skills and experience to accomplish this development work as described in Exhibit E hereto.

          (c) Rambus' obligation pursuant to Sections 2.2(a) and (b) above to develop these RACs, and to comply with any applicable milestones and schedule, shall be conditioned on SCE's and Toshiba's, and SCE's and Toshiba's development partner's, having provided to Rambus, in a timely fashion, all items and information reasonably necessary to be provided by SCE and/or Toshiba, and, for the avoidance of doubt and without limitation, all Toshiba, SCE or [*] deliverables included in Exhibits B, C, and D are deemed reasonably necessary for purposes of this Section 2.2(c). Neither SCE nor Toshiba shall unreasonably withhold its agreement that additional items and information requested or specified by Rambus are reasonably necessary for purposes of this Section 2.2(c).

          2.3 Yellowstone RMC. Rambus shall develop a memory controller, implemented in C code, for Yellowstone Rambus DRAMs ("Yellowstone RMC"), subject to the fee specified in Section 3.1(c) below. Should SCE or Toshiba or [*] independently or together implement their own version of a memory controller for Yellowstone DRAMs ("Customer Specific Implementation"), SCE and/or Toshiba agree to send representative interface traffic between the Customer Specific Implementation and a Rambus Access Cell to Rambus for verification, subject to the fee specified in Section 3.1(d) below. Rambus agrees to verify that the Customer Specific Implementation is compliant with its then latest verification test suite. Should the design fail to pass this verification test suite, Rambus will provide a list of nonconformities that need to be corrected. SCE and/or Toshiba agrees to then send updated representative interface traffic to Rambus until the Customer Specific Implementation cleanly passes Rambus' verification test suite.

          2.4 Connector Designs. Upon joint written request of SCE and Toshiba at any time until [*], Rambus shall (i) develop and provide to SCE and Toshiba a custom connector design for the Redwood Rambus Interface Technology (including a model and simulation of the impact to the

                                       -5-                          CONFIDENTIAL

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                                                           Development Agreement
                                                           January 6, 2003

v/t budget), and/or (ii) Rambus shall develop a model and simulate the impact to the v/t budget for a non-Rambus connector design, in each case subject to the applicable fee specified in Section 3.1(e) below. The timing of this development shall be subject to reasonable availability of Rambus personnel.

          2.5 Package Designs. Upon joint written request of SCE and Toshiba at any time until [*], Rambus shall develop and provide to SCE and Toshiba one or more additional package designs, subject to the fees specified in Section 3.1(f) below. The timing of this development shall be subject to reasonable availability of Rambus personnel.

          2.6 [*] Test Chip. Upon joint written request of SCE and Toshiba at any time until [*], Rambus shall develop a [*] test chip (as then agreed by the parties) subject to the fee specified in Section 3.1(g) below.

          2.7 Consultation Obligations of Rambus.

          (a) Rambus will supply to each of SCE and Toshiba, at no additional charge, up to [*] person days of engineering support in support of SCE's and Toshiba's incorporation of Yellowstone Rambus Interface Technology and Redwood Rambus Interface Technology into integrated circuits. Additional such engineering support will be billed at [*] dollars [*] per person-day at Rambus' facility, and at SCE's or Toshiba's facility at [*] dollars [*] per person-day.

          (b) SCE or Toshiba will reimburse reasonable travel and living expenses incurred by Rambus employees in providing support or other services to such company outside the San Francisco Bay Area.

          2.8 Use of Yellowstone Technology and Redwood Technology in Broadband Engine. Promptly upon execution of this Agreement and the Other Agreements, and thereafter on condition that Rambus has duly performed all development activities substantially in accordance with the Program Checkpoint milestones and associated schedule set forth in Exhibits B, C and D (as such schedule or exhibit(s) may be amended from time to time by written agreement of the parties) and has supplied to SCE and Toshiba all deliverables required under this Agreement (such conditions to apply only if SCE and Toshiba (and SCE's and Toshiba's development partner) have provided to Rambus, in a timely fashion, all items and information reasonably necessary to be provided by SCE and/or Toshiba, and, for the avoidance of doubt and without limitation, all Toshiba, SCE or [*]

                                       -6-                          CONFIDENTIAL

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                                                           Development Agreement
                                                           January 6, 2003

deliverables included in Exhibits B, C, and D are deemed reasonably necessary for purposes of this Section 2.8; neither SCE nor Toshiba shall unreasonably withhold its agreement that additional items and information requested or specified by Rambus are reasonably necessary for purposes of this Section 2.8), SCE and Toshiba shall use their continuous diligent efforts to incorporate the Redwood Rambus Interface Technology and the Yellowstone Rambus Interface Technology into the [*], and to incorporate the Redwood Rambus Interface Technology and/or the Yellowstone Rambus Interface Technology into the [*] (as defined under the Toshiba License Agreement and the SONY License Agreement), such that these integrated circuits are Compatible with the Redwood Rambus Interface Specification and/or the Yellowstone Rambus Interface Specification, in each case for use in [*] Product. Rambus' exclusive remedy for a breach of this Section 2.8 by SCE and/or Toshiba shall be (i) termination of this Agreement under Section 7.2(a) below and (ii) upon such termination, each of Toshiba and SCE, in addition to any other payment obligations, shall pay to Rambus, for each development authorized by SCE and Toshiba (it being understood and agreed that the developments specified in Sections 2.1, 2.2(a), and 2.3 above are authorized as of the Effective Date), the amounts payable under
Section 3.1 below for the payment milestone immediately following the last payment milestone actually achieved under Section 3.1.

          2.9 Liaison. Each party shall assign one or two qualified individuals, fluent in English, for purposes of acting as liaison for delivery and receipt of technical information and support pursuant to this Agreement.

          2.10 Use Restrictions. All items provided by Rambus to SCE and Toshiba pursuant to this Agreement (including without restriction pursuant to Section
2.13 below) are for use by SCE and Toshiba only pursuant to the applicable Other Agreement with that party, and each of SCE and Toshiba agrees not to use any such item for any other purpose.

          2.11 Disclaimer. ALL RAMBUS INTERFACE TECHNOLOGY, DELIVERABLES, TECHNICAL INFORMATION AND CONFIDENTIAL INFORMATION PROVIDED BY EITHER PARTY HEREUNDER ARE PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND, EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

                                       -7-                          CONFIDENTIAL

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                                                           Development Agreement
                                                           January 6, 2003

          2.12 Certain Termination. Upon any termination or expiration of both the SONY License Agreement and the Toshiba License Agreement, all of Rambus' obligations pursuant to this Section 2 shall terminate. Upon any termination or expiration of only the Toshiba License Agreement, Toshiba shall thereafter no longer be entitled to receive any deliverables under this Agreement. Upon any termination or expiration of only the SONY License Agreement, SCE shall thereafter no longer be entitled to receive any deliverables under this Agreement.

          2.13 Escrow. Rambus shall deposit in escrow, with a mutually agreed escrow agent in the United States, pursuant to an escrow agreement in the form attached hereto as Exhibit G (subject only to changes required by the escrow agent and agreed by Rambus, SCE, and Toshiba), the information and materials specified in Exhibit 1 to Exhibit G hereto (the "Escrowed Materials"), within forty-five (45) days after the effective date of such escrow agreement. Unless earlier terminated, this escrow and the escrow agreement shall terminate upon the earliest of (A) first commercial availability of a production version of the Broadband Engine ("BE FCA") or (B) [*] or (C) termination or expiration of this Agreement, or (D) upon receipt by the escrow agent of a joint written notice from SCE and Toshiba to terminate the escrow agreement. Rambus will update the deposited Escrowed Materials monthly at the end of each calendar month. SCE and/or Toshiba will be entitled to obtain these Escrowed Materials from escrow, as set forth in the escrow agreement, only if (i) Rambus files a petition in bankruptcy or insolvency or becomes the subject of any voluntary proceeding relating to bankruptcy or insolvency, or makes a general assignment for the benefit of creditors, (ii) a receiver or bankruptcy trustee for all or substantially all of the property of Rambus has been appointed, (iii) any voluntary proceedings for the liquidation or winding up of Rambus' business or for the termination of its corporate charter have been instituted by Rambus (unless in connection with the sale or other transfer of all or substantially all of Rambus' business or assets), including but not limited to a general assignment for the benefit of creditors, (iv) Rambus' board of directors passes a resolution to dissolve, liquidate or wind up Rambus' business (unless in connection with the sale or other transfer of all or substantially all of Rambus' business or assets), including but not limited to a general assignment for the benefit of creditors or (v) a third party files a petition in bankruptcy or insolvency against Rambus and that petition is not dismissed within sixty
(60) days after service of the petition on Rambus. All Escrowed Materials shall be Rambus

                                       -8-                          CONFIDENTIAL

                                                           Development Agreement
                                                           January 6, 2003

Confidential Information and shall be used only by SCE and/or Toshiba and only to perform Rambus' development obligations under this Agreement. All technology, information, items, and materials developed pursuant to this section may be used by SCE and/or Toshiba only pursuant to such company's Other Agreement with Rambus. Upon termination of the SONY License Agreement, SCE's right to use Escrowed Materials shall terminate. Upon termination of the Toshiba License Agreement, Toshiba's right to use Escrowed Materials shall terminate.

                                   SECTION 3.

                                DEVELOPMENT FEES

          3.1 Development Fees.

          (a) SCE and Toshiba shall each pay Rambus, by electronic transfer, [*] respectively of a noncancellable and nonrefundable development fee in the amount, in the aggregate, of [*] U.S. dollars (U.S. $[*]) which is in consideration for the development and delivery of the technology implementation deliverables as specified in Exhibit A (as well as the [*] associated deliverables as described in Exhibits B and C) and associated support by Rambus to enable SCE or Toshiba to manufacture the integrated circuit incorporating the technology implementation deliverables, as follows:

                                                PAYMENT BY            TARGET
       PAYMENT DATE        TOTAL PAYMENT  ----------------------    COMPLETION
   (SEE SECTION 3.1(H))        AMOUNT         SCE       TOSHIBA        DATE
-------------------------  -------------  -----------  ---------  --------------
[*]                              US $[*]      US $[*]    US $[*]             [*]

[*]                              US $[*]      US $[*]    US $[*]             [*]

[*]                              US $[*]      US $[*]    US $[*]             [*]

[*]                              US $[*]      US $[*]    US $[*]             [*]

[*]                              US $[*]      US $[*]    US $[*]             [*]

[*]                              US $[*]      US $[*]    US $[*]             [*]

[*]                              US $[*]      US $[*]    US $[*]             [*]

TOTAL:                           US $[*]      US $[*]    US $[*]

          (b) Except as set forth in Sections 3.1(b)(ii) and (iii) below, for each RAC developed by Rambus for SCE and Toshiba under Section 2.2 (a) above (i.e. the [*] RAC, [*] RAC, and [*] RAC), SCE and Toshiba shall pay to Rambus, by electronic transfer, a noncancellable and

                                       -9-                          CONFIDENTIAL

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                                                           Development Agreement
                                                           January 6, 2003

nonrefundable development fee in the amount, in the aggregate, of [*] dollars (US $[*]), which is in consideration for the development of the RAC and support by Rambus to enable SCE and Toshiba to manufacture the integrated circuit incorporating the RAC, as follows:

                                   PAYMENT FOR EACH BROADBAND    PAYMENT FOR EACH ASSOCIATED
                         TOTAL           ENGINE RAC BY            CHIP RAC OR OTHER RAC BY      TARGET COMPLETION DATE
   PAYMENT DATE         PAYMENT   ----------------------------  -----------------------------  ---------------------------
 (SEE  SECTION 3.1(h)    AMOUNT        SCE          TOSHIBA         SCE           TOSHIBA        [*]       [*]       [*]
---------------------  ---------  --------------  ------------  ------------  ---------------  ------  ----------  -------
[*]                      US $[*]         US $[*]       US $[*]       US $[*]          US $[*]    [*]       [*]       [*]

[*]                      US $[*]         US $[*]       US $[*]       US $[*]          US $[*]    [*]       [*]       [*]

TOTAL                    US $[*]         US $[*]       US $[*]       US $[*]          US $[*]

               (ii) For the [*] RAC developed by Rambus for SCE and Toshiba under Section 2.2(a) above, SCE and Toshiba shall pay to Rambus, by electronic transfer, a noncancellable and nonrefundable development fee in the amount, in the aggregate, of [*] dollars (US $[*]), which is in consideration for the development of this RAC and support by Rambus to enable SCE and Toshiba to manufacture the integrated circuit incorporating this RAC, as follows:

                                              PAYMENT BY            TARGET
        PAYMENT DATE      TOTAL PAYMENT  ----------------------   COMPLETION
  (SEE SECTION 3.1(H))        AMOUNT         SCE       TOSHIBA       DATE
------------------------  -------------  ----------  ----------  -----------
[*]                             US $[*]     US $[*]     US $[*]   [*]

[*]                             US $[*]     US $[*]     US $[*]   [*]

[*]                             US $[*]     US $[*]     US $[*]   [*]

TOTAL                           US $[*]     US $[*]     US $[*]

               (iii) If under Section 2.2(b) above SCE and Toshiba request that Rambus develop the [*] RAC, SCE and Toshiba shall pay to Rambus, by electronic transfer, a noncancellable and nonrefundable development fee in the amount, in the aggregate, of [*] dollars (US $[*]), which is in consideration for the development of this RAC and support by Rambus to enable SCE and Toshiba to manufacture the integrated circuit incorporating this RAC, as follows:

                                                          PAYMENT BY
             PAYMENT DATE             TOTAL PAYMENT  ----------------------
         (SEE SECTION 3.1(H))             AMOUNT         SCE       TOSHIBA
------------------------------------  -------------  ----------  ----------
[*]                                         US $[*]     US $[*]     US $[*]

[*]                                         US $[*]     US $[*]     US $[*]

                                      -10-                          CONFIDENTIAL

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                                                           Development Agreement
                                                           January 6, 2003

                                                          PAYMENT BY
             PAYMENT DATE             TOTAL PAYMENT  ----------------------
         (SEE SECTION 3.1(H))             AMOUNT         SCE       TOSHIBA
------------------------------------  -------------  ----------  ----------
TOTAL                                       US $[*]     US $[*]     US $[*]

          (c) For the Yellowstone RMC C code model developed by Rambus under Section 2.3 above for SCE and Toshiba, SCE and Toshiba shall pay to Rambus, by electronic transfer, a noncancellable and nonrefundable development fee in the amount, in the aggregate, of [*] dollars (US $[*]), which is in consideration for the development of the Yellowstone RMC and support by Rambus to enable SCE and Toshiba to manufacture the integrated circuit incorporating the Yellowstone RMC, as follows:

                                              PAYMENT BY            TARGET
        PAYMENT DATE      TOTAL PAYMENT  ----------------------   COMPLETION
  (SEE SECTION 3.1(H))        AMOUNT         SCE       TOSHIBA       DATE
------------------------  -------------  ----------  ----------  -----------
[*]                             US $[*]     US $[*]     US $[*]         [*]

[*]                             US $[*]     US $[*]     US $[*]         [*]

TOTAL                           US $[*]     US $[*]     US $[*]

          (d) For each Customer Specific Implementation developed by SCE, Toshiba (or [*] as a sublicensee), as set forth in Section 2.3 above, SCE and Toshiba shall pay to Rambus, by electronic transfer, a noncancellable and nonrefundable verification fee in the amount, in the aggregate, of [*] dollars (US $[*]), as follows:

                                                          PAYMENT BY
             PAYMENT DATE             TOTAL PAYMENT  ----------------------
         (SEE SECTION 3.1(H))             AMOUNT         SCE       TOSHIBA
------------------------------------  -------------  ----------  ----------
[*]                                         US $[*]     US $[*]     US $[*]

[*]                                         US $[*]     US $[*]     US $[*]

TOTAL                                       US $[*]     US $[*]     US $[*]

          (e)       (i) If requested by SCE and Toshiba under clause (i) of
Section 2.4 above, for Redwood Rambus Interface Technology custom connector design developed by Rambus, SCE and Toshiba shall pay to Rambus, by electronic transfer, a noncancellable and nonrefundable development fee in the amount, in the aggregate, of [*] dollars (US $[*]), which is in consideration

                                      -11-                          CONFIDENTIAL

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                                                           Development Agreement
                                                           January 6, 2003

for the development of the custom connector design and support by Rambus to enable SCE and Toshiba to use the connector design, as follows:

                                                          PAYMENT BY
             PAYMENT DATE             TOTAL PAYMENT  ----------------------
         (SEE SECTION 3.1(H))             AMOUNT         SCE       TOSHIBA
------------------------------------  -------------  ----------  ----------
[*]                                         US $[*]     US $[*]     US $[*]

[*]                                         US $[*]     US $[*]     US $[*]

[*]                                         US $[*]     US $[*]     US $[*]

[*]                                         US $[*]     US $[*]     US $[*]

TOTAL                                       US $[*]     US $[*]     US $[*]

               (ii)      If requested by SCE and Toshiba under clause (ii) of
     Section 2.4 above, for each non-Rambus connector design for which Rambus develops a model and simulates the impact to the v/t budget, SCE and Toshiba shall pay to Rambus, by electronic transfer, a noncancellable and nonrefundable development fee in the amount, in the aggregate of [*] dollars (US $[*]), which is in consideration for development of this model and simulation and support by Rambus to enable SCE and Toshiba to use the connector design, as follows:

                                                          PAYMENT BY
             PAYMENT DATE             TOTAL PAYMENT  ----------------------
         (SEE SECTION 3.1(H))             AMOUNT         SCE       TOSHIBA
------------------------------------  -------------  ----------  ----------
[*]                                         US $[*]     US $[*]     US $[*]

[*]                                         US $[*]     US $[*]     US $[*]

TOTAL                                       US $[*]     US $[*]     US $[*]

          (f) If requested by SCE and Toshiba under Section 2.5 above, for each package design developed by Rambus, SCE and Toshiba shall pay to Rambus, by electronic transfer, a noncancellable and nonrefundable development fee in the amount, in the aggregate, of [*] dollars (US $[*]), which is in consideration for the development of the package design and support by Rambus to enable SCE and Toshiba to implement the package design, as follows:

                                                          PAYMENT BY
             PAYMENT DATE             TOTAL PAYMENT  ----------------------
         (SEE SECTION 3.1(H))             AMOUNT         SCE       TOSHIBA
------------------------------------  -------------  ----------  ----------

                                      -12-                          CONFIDENTIAL

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                                                           Development Agreement
                                                           January 6, 2003

                                                          PAYMENT BY
             PAYMENT DATE             TOTAL PAYMENT  ----------------------
         (SEE SECTION 3.1(H))             AMOUNT         SCE       TOSHIBA
------------------------------------  -------------  ----------  ----------
[*]                                         US $[*]     US $[*]     US $[*]

[*]                                         US $[*]     US $[*]     US $[*]

TOTAL                                       US $[*]     US $[*]     US $[*]

          (g) If requested by SCE and Toshiba under Section 2.6 above, for the [*] test chip developed by Rambus, SCE and Toshiba shall pay to Rambus, by electronic transfer, a noncancellable and nonrefundable development fee in the amount, in the aggregate, of [*] dollars (US $[*]), which is in consideration for the development of the [*] test chip and support by Rambus to enable SCE and Toshiba to implement the design, as follows:

                                                          PAYMENT BY
             PAYMENT DATE             TOTAL PAYMENT  ----------------------
         (SEE SECTION 3.1(H))             AMOUNT         SCE       TOSHIBA
------------------------------------  -------------  ----------  ----------
[*]                                         US $[*]     US $[*]     US $[*]

[*]                                         US $[*]     US $[*]     US $[*]

[*]                                         US $[*]     US $[*]     US $[*]

TOTAL                                       US $[*]     US $[*]     US $[*]

          (h) All payment dates specified in this Section 3.1 are the dates Rambus may invoice the amount payable, which invoices shall be due and payable within thirty (30) days after the invoice date.

          (i) The development fees payable pursuant to this Agreement shall not be recoupable against any royalty or other payment owed by SCE or Toshiba.

          3.2 Withholding Taxes. In the event the Japanese government imposes any withholding tax upon any payment due to Rambus hereunder by SCE or Toshiba, such tax shall be borne by Rambus. SCE and/or Toshiba, as applicable, agrees to assist Rambus in any intervention necessary to exempt payments such as development fees from tax, and SCE and/or Toshiba, as applicable, agrees to make all necessary filings, and take such other actions, as are necessary to minimize the tax rate. SCE and Toshiba shall withhold the amount of any such taxes levied on such payments by the Japanese government, shall promptly effect payment of the taxes so withheld to the Japanese tax office, and promptly send to Rambus the official certificate of such payment to enable Rambus to support a claim for a foreign tax credit with respect to any such taxes so

                                      -13-                          CONFIDENTIAL

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                                                           Development Agreement
                                                           January 6, 2003

withheld and paid against income taxes which may be levied by the United States government. SCE or Toshiba (as applicable) shall promptly provide Rambus with copies of tax receipts showing that any such required payments have been made by such party.

                                   SECTION 4.

                            CONFIDENTIAL INFORMATION

          4.1 Confidential Information. The term "Confidential Information" shall mean any information disclosed by one party to another, pursuant to this Agreement or otherwise, which is in written, graphic, machine readable or other tangible form and is marked "Confidential", "Proprietary" or in some other manner to indicate its confidential nature. Confidential Information may also include oral information disclosed by one party to another provided that such information is designated as confidential at the time of disclosure and reduced to a written summary by the disclosing party, within thirty (30) days after its oral disclosure, which is marked in a manner to indicate its confidential nature and delivered to the receiving party. In addition:

                    (i)     Toshiba acknowledges that it may receive, from SCE

     or [*], Rambus information similarly identified as confidential to Rambus, and Toshiba agrees to treat all such information as Rambus Confidential Information in compliance with this Section 4.

                    (ii) Toshiba acknowledges that it may receive, from Rambus, SCE information similarly identified as confidential to SCE, and Toshiba agrees to treat all such information as SCE confidential information in compliance with the [*] Agreement.

                    (iii) Toshiba acknowledges that it may receive, from Rambus or SCE, [*] information similarly identified as confidential to [*], and Toshiba agrees to treat all such information as [*] confidential information in compliance with the [*] Agreement.

                    (iv) SCE acknowledges that it may receive, from Toshiba or [*], Rambus information similarly identified as confidential to Rambus, and SCE agrees to treat all such information as Rambus Confidential Information in compliance with this Section 4.

                                      -14-                          CONFIDENTIAL

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                                                           Development Agreement
                                                           January 6, 2003

                    (v) SCE acknowledges that it may receive, from Rambus, Toshiba information similarly identified as confidential to Toshiba, and SCE agrees to treat all such information as Toshiba confidential information in compliance with the [*] Agreement.

                    (vi) SCE acknowledges that it may receive, from Rambus, [*] information similarly identified as confidential to [*], and SCE agrees to treat all such information as [*] confidential information in compliance with the [*] Agreement.

                    (vii) Rambus acknowledges that it may receive, from SCE or [*], Toshiba information similarly identified as confidential to Toshiba, and Rambus agrees to treat all such information as Toshiba Confidential Information in compliance with this Section 4.

                    (viii) Rambus acknowledges that it may receive, from Toshiba, SCE information similarly identified as confidential to SCE, and Rambus agrees to treat all such information as SCE Confidential Information in compliance with this Section 4.

                    (ix) Rambus acknowledges that it may receive, from Toshiba, [*] information similarly identified as confidential to [*], and Rambus agrees to treat all such information as [*] confidential information in compliance with the November 18, 2002 "CONFIDENTIAL NONDISCLOSURE AGREEMENT" between Rambus and [*].

                    (x) Subject to paragraphs (i) and (iv) hereinabove, SCE and Toshiba agree that any direct exchanges of such parties' information between such parties will be governed by the [*] Agreement.

          4.2 Confidentiality. Each party shall treat as confidential all Confidential Information of the other parties, shall not use such Confidential Information except as follows or as may be expressly set forth elsewhere in this Agreement or as otherwise authorized in writing: Rambus shall use Confidential Information of SCE or Toshiba only to perform its obligations or exercise rights under this Agreement or the Other Agreements; and each of SCE and Toshiba shall use Confidential Information of Rambus only to perform its obligations or exercise rights under this Agreement or the Other Agreements. Each party shall limit disclosure to those of its employees with a need to know for the purposes of this Agreement, shall implement reasonable procedures to prohibit the disclosure, unauthorized duplication, misuse or removal of the other parties' Confidential Information and shall

                                      -15-                          CONFIDENTIAL

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                                                           Development Agreement
                                                           January 6, 2003

not disclose such Confidential Information to any third party except properly sublicensed Subsidiaries (and, if sublicensed by SCE under the SONY License Agreement, [*]). Without limiting the foregoing, each of the parties shall use at least the same procedures and degree of care which it uses to prevent the disclosure of its own confidential information of like importance to prevent the disclosure of Confidential Information disclosed to it by another party under this Agreement, but in no event less than reasonable care. Each party's obligations pursuant to this section with respect to any particular Confidential Information shall expire five (5) years after BE FCA (as defined in Section 2.13 above), except for Rambus' layout databases and schematics for Redwood Rambus Interface Technology and Yellowstone Rambus Interface Technology and for Toshiba's process information, design rules, spice models, design guidelines, DRC, LVS rule files, layout databases and schematics for Licensed Rambus ICs, which shall be kept in confidence for ten (10) years after such BE FCA. SCE and Toshiba will provide to Rambus prompt written notice of such BE FCA.

          4.3 Exceptions. Notwithstanding the above, no party shall have liability to another with regard to any Confidential Information of the other which:

                    (i) was generally known and available at the time it was disclosed or becomes generally known and available through no fault of the receiver;

                    (ii) was known to the receiver, without restriction, at the time of disclosure as shown by the files of the receiver in existence at the time of disclosure;

                    (iii) is disclosed with the prior written approval of the discloser;

                    (iv) was independently developed by the receiver without any use of the Confidential Information and by employees or other agents of the receiver who have not been exposed to the Confidential Information, provided that the receiver can demonstrate such independent development by documented evidence prepared contemporaneously with such independent development;

                    (v) becomes known to the receiver, without restriction, from a source other than the discloser without breach of this Agreement by the receiver and otherwise not in violation of the discloser's rights; or

                                      -16-                          CONFIDENTIAL

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                                                           Development Agreement
                                                           January 6, 2003

                    (vi) is inherently disclosed in the use, lease, sale or other distribution of any available product by the receiving party or any of its Subsidiaries.

In addition, each party shall be entitled to disclose any other party's Confidential Information to the extent such disclosure is requested by the order or requirement of a court, administrative agency, or other governmental body; provided, that the party required to make the disclosure shall provide prompt, advance notice thereof to the disclosing party to enable the disclosing party to seek a protective order or otherwise prevent such disclosure. Further, with the prior written consent of the disclosing party, which shall not be unreasonably withheld, each party shall have the right at any time to disclose portions of the disclosing party's Confidential Information to its customers and distributors on a need-to-know basis only to the extent deemed necessary by such party to market and sell products to such customers and distributors, it being understood that any such consent by the disclosing party may be limited to such disclosure under a confidentiality agreement.

          4.4 Residuals. Notwithstanding anything else in this Agreement, however, each party's employees shall be entitled to use, without restriction (subject to the above nondisclosure obligations, but not subject to the above use restriction) or royalty and for any purpose, the other parties' Confidential Information retained in such employees' unaided memory as a result of rightful access to another party's Confidential Information pursuant to this Agreement, subject only to the other parties' patents, copyrights, or mask work rights. An employee's memory will be considered to be unaided if the employee has not intentionally memorized the Confidential Information for the purposes of retaining it and subsequently using or disclosing it. Nothing in this Agreement will restrict any party's right to assign or reassign its employees, including without limitation those who have had access to the other parties' Confidential Information, to any project in its discretion.

          4.5 Additional Responsibilities. Each party shall obtain the execution of confidentiality agreements with its Subsidiaries, employees, agents, contractors, and consultants having access to Confidential Information of the other parties, and shall diligently enforce such agreements, or shall be responsible for the actions of such Subsidiaries, employees, agents and consultants in this respect.

          4.6 Subsidiaries. "SCE" or "Toshiba" in Sections 4.1 and 4.2 above shall include (i) in the case of Toshiba, Toshiba's Subsidiaries, and (ii) in the case of SCE, SONY and its

                                      -17-                          CONFIDENTIAL

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                                                           Development Agreement
                                                           January 6, 2003

Subsidiaries, properly licensed or sublicensed under the applicable Other Agreement with Rambus. [*] in Sections 4.1 and 4.2 above shall include such company's Subsidiaries properly sublicensed under such company's sublicense agreement with SCE.

                                   SECTION 5.

               INTELLECTUAL PROPERTY OWNERSHIP AND INDEMNIFICATION

          5.1 Ownership. Rambus shall own all right, title and interest in the Yellowstone Rambus Interface Technology and the Redwood Rambus Interface Technology and all upgrades, enhancements and improvements thereto made by Rambus. Rambus shall own all Yellowstone RAC, Redwood RAC, and Yellowstone RMC implementation deliverables to be developed and delivered by Rambus hereunder for each particular semiconductor manufacturing process ("Process"), including without limitation any modifications prepared by Rambus based upon input or suggestions from SCE, Toshiba, or their joint development partner, provided only that SCE and/or Toshiba and/or their joint development partner, as applicable, shall (i) own all Customer Specific Implementations developed by SCE and/or Toshiba, (ii) own those elements unique to implementation in such party's applicable Process, and (iii) retain its ownership of the Process. It is understood that all such deliverables owned by Rambus are licensed to SCE and Toshiba under the Other Agreements. Nothing in this Agreement shall prevent or restrict Rambus from developing similar RACs or RMCs for or with third parties, including use by Rambus of information developed or learned by Rambus in connection with the development of the specific Yellowstone RAC(s), Redwood RAC(s), or Yellowstone RMCs hereunder, except for Confidential Information of SCE or Toshiba (including those as set forth in clauses (i), (ii), and (iii) above). SCE or Toshiba, as applicable, shall own all right, title and interest in all technical information which is provided by SCE or Toshiba to Rambus hereunder. The parties acknowledge and agree that (A) there have been no joint developments with Rambus or joint inventions with Rambus (collectively, "Joint Developments") prior to the date of this Agreement, and (B) the parties do not anticipate any Joint Developments pursuant to this Agreement, and there shall be no such Joint Developments unless so agreed in writing by the parties.

          5.2 Rambus Indemnification Disclaimer. Rambus disclaims and shall have no obligation of defense, contribution, or indemnity with respect to any actual or alleged intellectual

                                      -18-                          CONFIDENTIAL

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                                                           Development Agreement
                                                           January 6, 2003

property infringement with respect to any Rambus Interface Technology, Rambus Interface Specification, or arising out of this Agreement. Rambus shall have no liability arising out of any such actual or alleged intellectual property infringement. SCE and Toshiba, however, shall promptly notify Rambus, in writing, of each such infringement claim of which such company becomes aware, and such company shall cooperate with Rambus if Rambus desires to intervene in any such infringement action against Toshiba.

          5.3 Toshiba Indemnification Disclaimer. Toshiba disclaims and shall have no obligation of defense, contribution, or indemnity with respect to any actual or alleged intellectual property infringement arising out of this Agreement. Toshiba shall have no liability arising out of any such actual or alleged intellectual property infringement.

          5.4 SCE Indemnification Disclaimer. SCE disclaims and shall have no obligation of defense, contribution, or indemnity with respect to any actual or alleged intellectual property infringement arising out of this Agreement. SCE shall have no liability arising out of any such actual or alleged intellectual property infringement.

                                   SECTION 6.

                             LIMITATION OF LIABILITY

          IN NO EVENT WILL A PARTY'S LIABILITY ARISING OUT OF THIS AGREEMENT (EXCEPT FOR BREACHES OF SECTION 4 OR INFRINGEMENT OF THE OTHER PARTY'S INTELLECTUAL PROPERTY RIGHTS) EXCEED THE FEES AND OTHER AMOUNTS RECEIVED BY OR PAYABLE TO RAMBUS HEREUNDER, PROVIDED, HOWEVER, THAT THIS MAXIMUM LIABILITY OF TOSHIBA AND SONY SHALL BE IN ADDITION TO TOSHIBA'S AND SONY'S OBLIGATION TO PAY ALL FEES AND OTHER AMOUNTS PAYABLE, BUT UNPAID, BY TOSHIBA OR SONY. EXCEPT FOR INFRINGEMENT OF THE OTHER PARTY'S INTELLECTUAL PROPERTY RIGHTS OR BREACHES OF
SECTION 4 HEREOF, IN NO EVENT SHALL ANY PARTY BE LIABLE FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, OR INCIDENTAL DAMAGES, HOWEVER CAUSED, ON ANY THEORY OF LIABILITY AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, ARISING IN ANY WAY OUT OF

                                      -19-                          CONFIDENTIAL

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                                                           Development Agreement
                                                           January 6, 2003

THIS AGREEMENT OR THE DESIGNS, TECHNOLOGY OR PRODUCTS LICENSED OR OTHERWISE PROVIDED PURSUANT TO THIS AGREEMENT.

                                   SECTION 7.

                              TERM AND TERMINATION

          7.1 Term. The term of this Agreement shall commence as of the Effective Date and, unless and until terminated hereunder, shall continue until the earlier of (i) [*] or (ii) termination of both Other Agreements.

          7.2 Termination.

          (a) If either SCE or Toshiba defaults in the performance of any material obligation hereunder and if any such default is not corrected within forty-five (45) days after the defaulting party receives written notice thereof from Rambus, then Rambus, at its option, may, in addition to any other remedies it may have, terminate this Agreement, provided that so long as both of SCE and Toshiba are using their continuous diligent efforts to perform their development and cooperation obligations under this Agreement, Rambus shall not be entitled to terminate this Agreement for SCE's or Toshiba's failure to complete such obligation according to the schedule set forth in Exhibits B, C and D (as such schedule may be amended from time to time by written agreement of the parties). In the event of such a termination by Rambus pursuant to this Section 7.2 (a), each of SCE and Toshiba, in addition to any other payment obligations (including without limitation any additional payment obligations under Section 2.8 above), shall pay to Rambus the amounts due and payable under Section 3.1 above as a result of each event or milestone actually achieved prior to the date of such termination.

          (b) If Rambus defaults in the performance of any material obligation hereunder and if any such default is not corrected within forty-five
(45) days after Rambus receives joint written notice thereof from both of SCE and Toshiba, then SCE and Toshiba, if they both so agree, at their option, may, in addition to any other remedies they may have, jointly terminate this Agreement, provided that SCE's and Toshiba's right to terminate this Agreement for Rambus' failure to complete any milestone in Exhibits B, C and D according to the schedule set forth in Exhibits B, C and D (as such schedule may be amended from time to time by written agreement of the parties) shall be limited to a failure by Rambus to complete the milestone as required by Section

                                      -20-                          CONFIDENTIAL

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                                                           Development Agreement
                                                           January 6, 2003

2.2 above and shall be limited to the milestones denoted in Table 2 of each of Exhibits B, C, and D as "subject to termination under Section 7.2(b)."

          (c) Rambus may terminate this Agreement forthwith effective upon written notice to SCE and Toshiba in the event that (i) SCE or Toshiba files a petition in bankruptcy or insolvency or becomes the subject of any voluntary proceeding relating to bankruptcy or insolvency, or makes a general assignment for the benefit of creditors, (ii) a receiver or bankruptcy trustee for all or substantially all of the property of SCE or Toshiba has been appointed, (iii) any voluntary proceedings for the liquidation or winding up of SCE's or Toshiba's business or for the termination of its corporate charter have been instituted by such party, (iv) SCE's or Toshiba's board of directors passes a resolution to dissolve, liquidate or wind up such party's business, or (v) a third party files a petition in bankruptcy or insolvency against SCE or Toshiba and that petition is not dismissed within sixty (60) days after service of the petition on such party.

          (d) SCE and Toshiba, if they both so agree, may jointly terminate this Agreement forthwith effective upon written notice to Rambus in the event that (i) Rambus files a petition in bankruptcy or insolvency or becomes the subject of any voluntary proceeding relating to bankruptcy or insolvency, or makes a general assignment for the benefit of creditors, (ii) a receiver or bankruptcy trustee for all or substantially all of the property of Rambus has been appointed, (iii) any voluntary proceedings for the liquidation or winding up of Rambus' business or for the termination of its corporate charter have been instituted by Rambus (unless in connection with the sale or other transfer of all or substantially all of Rambus' business or assets), (iv) Rambus' board of directors passes a resolution to dissolve, liquidate or wind up Rambus' business (unless in connection with the sale or other transfer of all or substantially all of Rambus' business or assets), or (v) a third party files a petition in bankruptcy or insolvency against Rambus and that petition is not dismissed within sixty (60) days after service of the petition on Rambus.

          (e) For the avoidance of doubt, neither Toshiba nor SCE alone may terminate this Agreement under paragraphs (b) or (d) hereinabove.

          7.3 Survival1. Upon any termination or expiration of this Agreement, all amounts due or payable to Rambus as a result of events prior to the date of termination or expiration shall remain due and payable. The provisions of Sections 2.11 (Disclaimer), 3.2 (Withholding Taxes), 4

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                                                           Development Agreement
                                                           January 6, 2003

(Confidential Information), 5 (Intellectual Property Ownership and Indemnification), 6 (Limitation of Liability), 8 (Governing Law; Dispute Resolution), and 9 (Miscellaneous) shall survive any expiration or termination of this Agreement for any reason. Each party shall return to the other parties all of such other parties' Confidential Information, and all partial or complete copies thereof, except such information or items as the receiving party reasonably requires to exercise surviving rights under this Agreement, or rights under Other Agreements.

                                   SECTION 8.

                        GOVERNING LAW, DISPUTE RESOLUTION

          8.1 Governing Law. To the extent Rambus is concerned, this Agreement shall be governed by and interpreted in accordance with the laws of the State of California, U.S.A., with the exclusion of laws on punitive, exemplary or similar damages unless a statute requires that compensatory damages be increased in a specific manner, and without reference to conflict of laws principles.

          8.2 Dispute Resolution.

          (a) To the extent Rambus is concerned and except for U.S. International Trade Commission proceedings, all disputes and claims arising out of this Agreement shall be subject to the exclusive jurisdiction and venue of the California state courts and the United States District Court for the Northern District of California, and each of Toshiba and SCE agrees and consents to the personal and exclusive jurisdiction of these courts. The parties hereby expressly waive any right to a jury trial hereunder and agree that any proceeding hereunder shall be tried by a judge without a jury.

          (b) To the extent permissible under Japanese law, any judgment of any United States court against SCE and/or Toshiba shall entitle Rambus to a corresponding Japanese judgment and shall be enforceable against SCE and/or Toshiba, as applicable, in Japan with the same force and effect as a judgment of any Japanese court of competent jurisdiction.

                                      -22-                          CONFIDENTIAL

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                                                           Development Agreement
                                                           January 6, 2003

                                   SECTION 9.

                                  MISCELLANEOUS

          9.1 Confidentiality of Agreement. Each party agrees that, after the announcement of the Other Agreements, each party shall be entitled to disclose the general nature of this Agreement but that the terms and conditions of this Agreement shall be treated as confidential information and that no party will disclose the terms or conditions to any third party without the prior written consent of all of the other parties, provided, however, that each party may disclose the terms and conditions of this Agreement:

                    (i)     as required by any court or other governmental body;

                    (ii)    as otherwise required by law;

                    (iii) as otherwise may be required by applicable securities and other law and regulation, including to legal and financial advisors in their capacity of advising a party in such matters, provided that Rambus will provide notice to Toshiba and to SCE prior to any such disclosure required by the U.S. Securities and Exchange Commission, such notice to include a copy of the proposed disclosure, and Rambus will consider Toshiba's and SCE's timely input with respect to the disclosure;

                    (iv) in confidence, to legal counsel of the parties, accountants, and other professional advisors;

                    (v) in confidence, to banks, investors and other financing sources and their advisors;

                    (vi) in connection with the enforcement of this Agreement or rights under this Agreement;

                    (vii) during the course of litigation so long as the disclosure of such terms and conditions are restricted in the same manner as is the confidential information of other litigating parties and so long as (A) the restrictions are embodied in a court-entered protective order limiting disclosure to outside counsel and (B) the disclosing party informs the other parties in writing at least ten (10) business days in advance of the disclosure and shall discuss the nature and contents of the disclosure, in good faith, with the other parties; or

                                      -23-                          CONFIDENTIAL

                    (viii) in confidence, in connection with an actual or prospective merger or acquisition or similar transaction.

          9.2 Assignment. No party may transfer, assign or delegate this Agreement or any of its licenses, rights or duties under this Agreement, by operation of law or otherwise, without the prior written consent of the other party, except (i) SCE and Toshiba may subcontract integrated circuit design to any third party as set forth in the Other Agreements, and (ii) Rambus may transfer and assign this Agreement to any person or entity into which it has merged or which has otherwise succeeded to all or substantially all of its business and assets pertaining to the technology licensed hereunder. In the event of any such transfer or assignment or attempted transfer or assignment by SCE or Toshiba, then this Agreement shall automatically terminate. Any attempted transfer or assignment in violation of this section shall be void. Notwithstanding the foregoing, if SCE or Toshiba [*] so as to [*], then each of SCE and Toshiba shall be entitled to [*]. Also, notwithstanding the foregoing, SCE shall be entitled to assign this Agreement to SONY Corporation or to a Subsidiary of SONY Corporation in connection with a transfer of all or substantially all of SCE's business and assets to such assignee. This Agreement shall be binding on the parties hereto and any of their permitted successors and assigns.

          9.3 No Conflicts. Each party represents and warrants, on a continuing basis, to each other party that (i) the execution, delivery and performance by such party of this Agreement and each other agreement, document, or instrument now or hereafter executed and delivered by such party pursuant thereto or in connection herewith will not conflict with or result in any breach of, or constitute a default under, any commitment, contract or other agreement, instrument or undertaking to which such party is a party or by which any of its property is bound, and (ii) such party will not enter into any such commitment, contract or other agreement, instrument or undertaking.

          9.4 Authority. Each party represents that all corporate action necessary for the authorization, execution and delivery of this Agreement by such party and the performance of its obligations hereunder has been taken.

          9.5 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class air mail (registered or certified if available), postage prepaid, or otherwise delivered by hand, by messenger or by telecommunication, addressed

                                      -24-                          CONFIDENTIAL

                                                           Development Agreement
                                                           January 6, 2003

to the addresses first set forth above or at such other address furnished with a notice in the manner set forth herein. Such notices shall be deemed to have been served when delivered or, if delivery is not accomplished by reason of some fault of the addressee, when tendered. All notices shall be in English.

          9.6 Electronic Transfers. All payments from Toshiba or SCE which are required herein to be sent to Rambus via electronic transfer shall be made in U.S. dollars via the Federal Reserve Bank of San Francisco for the credit of:

                    Rambus Inc., Account #[*]
                    [*]
                    [*]
                    [*]
                    [*]

          9.7 Export Controls.

          (a) Each of the parties understands and acknowledges that the other parties are subject to regulation by agencies of the U.S. and Japanese governments, including the U.S. Department of Commerce, which prohibit export or diversion of certain products and technology to certain countries. Any and all obligations of any party to provide technology, technical assistance, any media in which any of the foregoing is contained, training, technical assistance, and related technical data (collectively, "Data") shall be subject in all respects to such United States and Japanese laws and regulations as shall from time to time govern the license and delivery of technology and products abroad by persons subject to the jurisdiction of the United States or Japan, as applicable, including the U.S. Export Administration Act of 1979, as amended, any successor legislation, and the Export Administration Regulations issued by the Department of Commerce, International Trade Administration, Bureau of Export Administration. Each party agrees to cooperate with each other party, including without limitation, providing required documentation, in order to obtain export licenses or exemptions therefrom. Each party warrants that (i) it will comply in all respects with the export and reexport restrictions set forth in the export license (if necessary) for every item shipped to such party, (ii) it will not use any information furnished hereunder by any other party for any purpose to develop and/or manufacture nuclear, chemical, biological weapons and/or missiles, and (iii) it will otherwise comply with the Export Administration Regulations or other United States or Japanese, as applicable, laws and regulations in effect from time to time.

                                      -25-                          CONFIDENTIAL

                                                           Development Agreement
                                                           January 6, 2003

          (b) Without in any way limiting the provisions of this Agreement, (i) each of SCE and Toshiba agrees that unless prior written authorization is obtained from the Bureau of Export Administration or the Export Administration Regulations explicitly permit the reexport without such written authorization, it will not export, reexport, or transship, directly or indirectly, any Rambus Data disclosed or provided to such company or the direct product of such Data to country groups D-1 or E-2 (as defined in the Export Administration Regulations and which currently consist of Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Cambodia, China (PRC), Cuba, Estonia, Georgia, Kazakhstan, Kyrgyzstan, Laos, Latvia, Libya, Lithuania, Moldavia, Mongolia, North Korea, Romania, Russia, Tajikistan, Turkmanistan, Ukraine, Uzbekistan, and Vietnam, or to Iran, Iraq, Sudan, or Syria, and (ii) each of the parties agrees that unless prior written authorization is obtained from, as applicable, the Bureau of Export Administration or the applicable Japanese agency, or the Export Administration Regulations or applicable Japanese regulations, as applicable, explicitly permit the reexport without such written authorization, it will not export, reexport, or transship, directly or indirectly, any Data disclosed or provided to such company or the direct product of such Data to any other country as to which the U.S. or Japanese governments, as applicable, has placed an embargo against the shipment of products, software, or technology which is in effect during the term of this Agreement.

          (c) Without limiting the foregoing provisions of this Section 9.7, (i) Rambus agrees to comply with U.S. export laws and regulations with respect to Data disclosed to Rambus by Toshiba or SCE but originating in the U.S., and (ii) SCE and Toshiba agree to comply with Japanese export laws and regulations with respect to Data disclosed to such company by Rambus but originating with the other such company.

          9.8 Partial Invalidity. If any paragraph, provision, or clause thereof in this Agreement shall be found or be held to be invalid or unenforceable in any jurisdiction in which this Agreement is being performed, the remainder of this Agreement shall be valid and enforceable and the parties shall negotiate, in good faith, a substitute, valid and enforceable provision which most nearly effects the parties' intent in entering into this Agreement.

          9.9 No Third Party Beneficiaries. This Agreement has been made and is made solely for the benefit of Rambus, Toshiba and SCE and their respective permitted successors and permitted

                                      -26-                          CONFIDENTIAL

                                                           Development Agreement
                                                           January 6, 2003

assigns. Nothing in this Agreement is intended to confer any rights or remedies under or by reason of this Agreement on any person or entity other than the parties to this Agreement and their respective successors and permitted assigns. Nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third person or entity to any party to this Agreement.

          9.10 Counterparts. This Agreement may be executed in three (3) or more counterparts, all of which, taken together, shall be regarded as one and the same instrument.

          9.11 Relationship of Parties. The parties hereto are independent contractors. Nothing contained herein or done in pursuance of this Agreement shall constitute either party the agent of the other party for any purpose or in any sense whatsoever, or constitute the parties as partners or joint venturers.

          9.12 Modification. No alteration, amendment, waiver, cancellation or any other change in any term or condition of this Agreement shall be valid or binding on either party unless the same shall have been mutually assented to in writing by both parties.

          9.13 Waiver. The failure of either party to enforce at any time the provisions of this Agreement, or the failure to require at any time performance by the other party of any of the provisions of this Agreement, shall in no way be construed to be a present or future waiver of such provisions, nor in any way affect the right of either party to enforce each and every such provision thereafter. The express waiver by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

          9.14 Government Approvals. Each of SCE and Toshiba represents and warrants that no consent or approval with any governmental authority in Japan is required in connection with the valid execution and performance of this Agreement except as may be required to transfer technical information to Rambus under this Agreement. Rambus represents and warrants that no consent or approval with any governmental authority in the United States is required in connection with the valid execution and performance of this Agreement except as may be required to transfer technical information to Toshiba under this Agreement. Each party shall be responsible for any required filings of this Agreement with the Japanese (as to SCE and Toshiba) or United States (as to Rambus) government agencies.

                                      -27-                          CONFIDENTIAL

                                                           Development Agreement
                                                           January 6, 2003

          9.15 Section Headings and Language. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The English language shall govern the meaning and interpretation of this Agreement.

          9.16 Ambiguities. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Agreement.

          9.17 Force Majeure. The parties hereto shall be excused for any delay in performing any obligation under Section 2 hereunder to the extent such delay is caused by (i) delay of another party, or (ii) war, acts of public enemies, strikes or other labor disturbances, fires, floods, acts of God or any causes of like or different kind beyond the reasonable control of the parties.

          9.18 Currency. All dollar amounts specified herein are in U.S. dollars, and all payments pursuant to this Agreement shall be in U.S. dollars.

          9.19 Entire Agreement. The terms and conditions herein contained constitute the entire agreement between the parties and supersede all previous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof and no agreement or understanding varying or extending the same shall be binding upon either party hereto unless in a written document signed by the party to be bound thereby.

                                      -28-                          CONFIDENTIAL

                                                           Development Agreement
                                                           January 6, 2003

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by duly authorized officers or representatives as of the date first above written.

RAMBUS INC.                               SONY COMPUTER ENTERTAINMENT INC.

By: /s/ GEOFF TATE                        By: /s/ KEN KUTARAGI
    -----------------------------------       ---------------------------------

Name:  Geoff Tate                         Name:  Ken Kutaragi

Title: CEO                                Title: CEO & President

Date:  Jan. 6, 2003                       Date:  Jan. 6, 2003

                                          TOSHIBA CORPORATION

                                          By: /s/ TAKESHI NAKAGAWA
                                              ----------------------------------

                                          Name:  Takeshi Nakagawa

                                          Title: Corporate Senior Vice President
                                                 President & CEO, Semiconductor
                                                 Company

                                          Date:  January 6, 2003

                                      -29-                          CONFIDENTIAL

                                    EXHIBIT A

                     TECHNOLOGY IMPLEMENTATION DELIVERABLES

          I.Yellowstone

                    The following deliverables to enable SCE and/or Toshiba, as applicable, to [*] and [*] for the following interconnects:

                    A. [*]

                    The [*] for technology implementation deliverables are in consideration of Rambus performing the following work for each [*] and [*] designed by Rambus for SCE and/or Toshiba:

          1. [*]
          2. [*]
          3. [*]
          4. [*]
          5. [*]

* The [*], as designed, may be used for [*], but some [*] may be necessary (such as [*]) because the [*] for the [*] does not assume [*].

          II. Redwood:

          The following deliverables to enable SCE and/or Toshiba, as applicable, to [*] and [*] for the following interconnects:

          A. [*]

          B. [*]

          The [*] for technology implementation deliverables are in consideration of Rambus performing the following work for each [*] and [*] designed by Rambus for SCE and/or Toshiba:

             1. [*]

             2. [*]

             3. [*]

             4. [*]

* The [*], as designed, may be used for [*], but some [*] may be necessary (such as [*]) because the [*] for the [*] does not assume [*].

                                    EXHIBIT B
        TABLE 1: DETAILED [*] RAC AND [*] RAC DELIVERABLES AND MILESTONES
        -----------------     -------     -------------------------------

                  DESCRIPTION                       DATE      RESPONSIBILITY
--------------------------------------------   -------------  --------------
[*]                                                 [*]             [*]
[*]                                                 [*]             [*]

[*]                                                 [*]             [*]
[*]                                                 [*]             [*]
[*]                                                 [*]             [*]
[*]                                                 [*]             [*]
[*]                                                 [*]             [*]
[*]                                                 [*]             [*]

[*]                                                 [*]             [*]
[*]                                                 [*]             [*]
[*]                                                 [*]             [*]
[*]                                                 [*]             [*]
[*]                                                 [*]             [*]
[*]                                                 [*]             [*]
[*]                                                 [*]             [*]
[*]                                                 [*]             [*]
[*]                                                 [*]             [*]
[*]                                                 [*]             [*]
[*]                                                 [*]             [*]
[*]                                                 [*]             [*]

[*]                                                 [*]             [*]
[*]                                                 [*]             [*]
[*]                                                 [*]             [*]
[*]                                                 [*]             [*]
[*]                                                 [*]             [*]
[*]                                                 [*]             [*]

[*]
[*]
[*]
[*]


           [*] RAC AND [*] RAC DELIVERABLES AND MILESTONE DEFINITIONS

[*]
[*]

         [*]
         [*]
         [*]
         [*]
         [*]

[*]
[*]
[*]
[*]
[*]
               [*]
[*]
[*]
[*]
[*]
               [*]
               [*]
[*]
[*]
               [*]
[*]
[*]
[*]
[*]
               [*]
               [*]
[*]

..   [*]
[*]
[*]
         [*]
         [*]
         [*]

..   [*]
         [*]
         [*]
         [*]
         [*]
         [*]
         [*]
         [*]
         [*]

         [*]

..   [*]
[*]
               [*]
               [*]
               [*]
               [*]
               [*]
               [*]
               [*]
               [*]
                       [*]

..   [*]
[*]
[*]
[*]

..   [*]
[*]
[*]
[*]

..   [*]
[*]
[*]
[*]

[*]
[*]
[*]
[*]

[*]
         [*]


[*]

    .    [*]
               .  [*]
               .  [*]
               .  [*]

    .    [*]
               .  [*]

               .  [*]
               .  [*]

    .    [*]
               .  [*]
               .  [*]
               .  [*]
               .  [*]

[*]
    .    [*]
    .    [*]
    .    [*]

                 TABLE 2: [*] RAC AND [*]RAC PROGRAM CHECKPOINTS

The Rambus program checkpoints listed in the table below are subject to termination under Section 7.2(b). These milestones and/or schedule may be modified only by written agreement of all three parties. Although Rambus' performance is generally dependent on timely performance of all obligations by SCE, Toshiba, and/or [*], the non-Rambus program checkpoints listed below are critical dependencies. Without limitation, if those critical dependencies are not delivered to the agreed upon schedule, the parties specifically agree that Rambus' deliverable date obligation will be adjusted (normally will slip a business day for business day) accordingly.

                 PROGRAM CHECKPOINTS                  DATE        RESPONSIBILITY
--------------------------------------------------------------------------------
[*]                                                    [*]             [*]

[*]                                                    [*]             [*]

[*]                                                    [*]             [*]

[*]                                                    [*]             [*]

[*]                                                    [*]             [*]

[*]                                                    [*]             [*]

[*]                                                    [*]             [*]

[*]
[*]

               [*] RAC AND [*] RAC PROGRAM CHECKPOINT DEFINITIONS

..    [*]
[*]
[*]
..    [*]
[*]
[*]
[*]

[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]

[*]
[*]
[*]

..    [*]
[*]
[*]
[*]

                                    EXHIBIT C

              TABLE 1: DETAILED [*] RAC DELIVERABLES AND MILESTONES

                     DESCRIPTION                 TARGET DATE      RESPONSIBILITY
--------------------------------------------------------------------------------
[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                   V                 [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]
[*]
[*]
[*]
[*]

                      TABLE 2: [*] RAC PROGRAM CHECKPOINTS

The Rambus program checkpoints listed in the table below are subject to termination under Section 7.2(b). These milestones and/or schedule may be modified only by written agreement of all three parties. Although Rambus' performance is generally dependent on timely performance of all obligations by SCE, Toshiba, and/or [*], the non-Rambus program checkpoints listed below are critical dependencies. Without limitation, if those critical dependencies are not delivered to the agreed upon schedule, the parties specifically agree that Rambus' deliverable date obligation will be adjusted (normally will slip a business day for business day) accordingly.

                 PROGRAM CHECKPOINTS             TARGET DATE      RESPONSIBILITY
--------------------------------------------------------------------------------
[*]                                                 [*]                [*]

[*]                                                 [*]                [*]

[*]                                                 [*]                [*]

[*]                                                 [*]                [*]

[*]                                                 [*]                [*]

[*]                                                 [*]                [*]

[*]                                                 [*]                [*]

[*]                                                 [*]                [*]

[*]                                                 [*]                [*]

[*]                                                 [*]                [*]

[*]
[*]
[*]
[*]

                                    EXHIBIT D

              TABLE 1: DETAILED [*] RAC DELIVERABLES AND MILESTONES

                 DESCRIPTION                     TARGET DATE      RESPONSIBILITY
--------------------------------------------------------------------------------
[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]                                                  [*]                [*]

[*]
[*]
[*]

                      TABLE 2: [*] RAC PROGRAM CHECKPOINTS

The Rambus program checkpoints listed in the table below are subject to termination under Section 7.2(b). These milestones and/or schedule may be modified only by written agreement of all three parties. Although Rambus' performance is generally dependent on timely performance of all obligations by SCE, Toshiba, and/or [*], the non-Rambus program checkpoints listed below are critical dependencies. Without limitation, if those critical dependencies are not delivered to the agreed upon schedule, the parties specifically agree that Rambus' deliverable date obligation will be adjusted (normally will slip a business day for business day) accordingly.


                 PROGRAM CHECKPOINTS             TARGET DATE      RESPONSIBILITY
--------------------------------------------------------------------------------
[*]                                                 [*]                [*]

[*]                                                 [*]                [*]

[*]                                                 [*]                [*]

[*]                                                 [*]                [*]

[*]                                                 [*]                [*]

[*]                                                 [*]                [*]

[*]

[*]

                                    EXHIBIT E

                      RAC AND RAC TEST CHIP IMPLEMENTATION

1. [*] will deliver to [*] for the applicable [*]. These shall accurately reflect the [*].

2. In accordance with [*], the parties may mutually decide to [*] one or more [*] with a target manufacture date of [*] after [*]. [*] will [*] this [*] with the fastest possible manufacture time and deliver at least [*], with samples from each [*], to [*] for evaluation. [*] will complete a [*] and share with [*] evaluation results of this [*].

3. [*] will transfer to [*] the [*] which includes the following: (i) [*]; (ii) [*]; (iii) [*]; (iv) [*]; and (v) [*].

4. [*] will designate a [*] and [*] for the design and implementation of the [*] into the [*]. [*] will convert and implement the [*] into a [*], using [*] and [*] provided by [*]. [*] will use its best efforts to verify and manufacture the [*].

5. [*] shall bear all costs associated with the implementation and manufacture of the [*], including, but not limited to, [*].

6. [*] shall deliver to [*] for the [*], as soon as such [*] are available, as well as [*] for any [*]. [*] requires [*] to provide [*] for [*]. Should the [*] require [*] to use [*] as part of the [*], then the [*] will provide [*] with access to such [*] as well as any necessary [*], either by installing such [*] at the [*], or providing [*] to a [*] capable of [*].

[*] will use its reasonable best efforts to deliver [*] no later than [*] after the [*] delivers the final [*] to [*]. [*] will deliver [*] and [*] upon completion.

                                    EXHIBIT F

                               [*] RAC DESCRIPTION

The [*] RAC uses [*] in the interface for connection to and communication with the [*], or a [*], where such connection and communication are through the [*] incorporated into such [*] or [*] (i.e., the portion of such [*] which provide [*] with the [*]).

As of [*], it is understood and agreed that the design of the [*] RAC is [*], with minor modifications to support the [*] with the [*] through the [*]. In consideration for the [*] due to the [*] of the [*] RAC, the parties have agreed to a [*] for this specific [*]. If at any point in the future, this definition changes substantially and [*] must [*] in order to deliver this RAC for SCE and/or Toshiba, the parties agree to [*] the [*] to reflect the [*] associated with the definition changes.

                                    EXHIBIT G

                                ESCROW AGREEMENT

                                    EXHIBIT G

                      TO DEVELOPMENT AGREEMENT BY AND AMONG

                        SONY COMPUTER ENTERTAINMENT INC.,

                      TOSHIBA CORPORATION, AND RAMBUS INC.

                                ESCROW AGREEMENT

          This Escrow Agreement (the "Escrow Agreement") is entered into as of the date of the last signature below, among Rambus Inc., a Delaware corporation with principal offices at 4440 El Camino Real, Los Altos, California 94022, U.S.A. ("Rambus"); Toshiba Corporation, a Japanese corporation with principal offices at 1-1 Shibaura 1-chome, Minato-ku, Tokyo 105-8001 Japan ("Toshiba") and SONY Computer Entertainment Inc., a Japanese corporation with principal offices at 1-1 Akasaka 7-chome, Minato-ku, Tokyo 107-0052 Japan ("SCE"); and the "Escrow Agent" set forth at the end of this Escrow Agreement.

          WHEREAS, Rambus has developed and is developing certain logic-to-logic interface technology currently designated by Rambus as "Redwood Rambus Interface Technology," and certain logic-to-memory interface technology currently designated by Rambus as "Yellowstone Rambus Interface Technology";

          WHEREAS, Toshiba and Rambus have entered into a Redwood and Yellowstone Semiconductor Technology License Agreement;

          WHEREAS, SCE and Rambus have entered into a Redwood and Yellowstone Semiconductor Technology License Agreement;

          WHEREAS, SCE, Rambus and Toshiba have entered into a Development Agreement (the "Development Agreement") to cooperate with each other to implement Rambus' Redwood Rambus Interface Technology and Yellowstone Rambus Interface Technology in and with products of SCE and Toshiba;

          WHEREAS, SCE, Toshiba, and Rambus desire to enter into an escrow arrangement to provide for the deposit of the materials specified in Attachment 1 hereto (the "Escrowed Materials") to be held by Escrow Agent pursuant to the terms and conditions of this Agreement; and

          WHEREAS, the Escrow Agent is willing to act as escrow agent for SCE, Toshiba, Rambus on the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the mutual covenants, agreements and conditions set forth herein, the parties agree as follows:

Confidential                        Page 1                             4/29/2003

          1. Appointment. Rambus, SCE, and Toshiba hereby appoint Escrow Agent as the escrow holder under this Escrow Agreement, and the Escrow Agent accepts such appointment on the terms and conditions set forth in this Escrow Agreement.

          2. Deposit of Escrowed Materials. Rambus agrees to deposit the Escrowed Materials with the Escrow Agent within forty-five (45) days after execution of this Escrow Agreement. Rambus agrees to deposit updated versions, bug fixes, enhancements and customizations, if any, of the Escrowed Materials monthly during the term of this Escrow Agreement. Escrow Agent shall hold and dispose of the Escrowed Materials only in accordance with the terms of this Escrow Agreement and, during and after the term of this Escrow Agreement, shall not use, transfer, or disclose the Escrowed Materials, or the information contained therein, except as set forth herein. Escrow Agent shall promptly notify Rambus, SCE, and Toshiba upon receipt of a subpoena or other governmental request under governmental authority for any transfer or disclosure of any Escrowed Materials, and Escrow Agent shall cooperate with Rambus, at Rambus' request and expense, if Rambus elects to attempt to oppose or limit the transfer or disclosure.

          3. Technical Verification. SCE and/or Toshiba reserves the option to hire a third party mutually agreed upon by such party and Rambus to verify the Escrowed Materials for completeness and accuracy. Any such third party shall be subject to a confidentiality agreement, reasonably acceptable to Rambus, concerning the Escrowed Materials. Rambus agrees to cooperate with any such third party in the verification process by providing its facilities and computer system and by permitting at least one employee of SCE and/or Toshiba to be present during the verification of the Escrowed Materials. No more than one such verification, however, may occur in any twelve (12) month period, whether requested by SCE, Toshiba, or jointly by SCE and Toshiba.

          4. Purpose. The Escrowed Materials shall constitute a reserve to be made available to SCE and/or Toshiba, as set forth in Section 2.13 of the Development Agreement, under the terms of this Escrow Agreement only in the event (i) Rambus files a petition in bankruptcy or insolvency or becomes the subject of any voluntary proceeding relating to bankruptcy or insolvency, or makes a general assignment for the benefit of creditors, (ii) a receiver or bankruptcy trustee for all or substantially all of the property of Rambus has been appointed, (iii) any voluntary proceedings for the liquidation or winding up of Rambus' business or for the termination of its corporate charter have been instituted by Rambus (unless in connection with the sale or other transfer of all or substantially all of Rambus' business or assets), including but not limited to a general assignment for the benefit of creditors, (iv) Rambus' board of directors passes a resolution to dissolve, liquidate or wind up Rambus' business (unless in connection with the sale or other transfer of all or substantially all of Rambus' business or assets), including but not limited to a general assignment for the benefit of creditors, or (v) a third party files a petition in bankruptcy or insolvency against Rambus and that petition is not dismissed within sixty (60) days after service of the petition on Rambus (each, a "Release Event").

          5. Escrow Release. Subject to the provisions of Sections 6, 7, and 8 below, the Escrow Agent shall be authorized to release the Escrowed Materials to SCE and/or Toshiba, as applicable, upon receiving written authorization from an officer of such company certifying that a specified Release Event or Events have actually occurred, and referencing the applicable clause(s) of Section 4

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

above, and that it therefore is entitled to the Escrowed Materials pursuant to the Development Agreement (the "Notice"). The Notice shall be accompanied by documentary evidence from third party sources, if available, to substantiate the occurrence of the Release Event(s) (e.g., a copy of a filed petition for bankruptcy protection certified by the court; or a copy of a Rambus board resolution constituting a Release Event under clause (iv) of Section 4 above, certified to be true and correct by an officer of each party providing the Notice).

          6. Counternotice. Within three (3) business days after receipt of the Notice, the Escrow Agent shall deliver to Rambus a copy of the Notice and shall confirm such delivery in writing to SCE and Toshiba. If the Escrow Agent, within five (5) business days after its delivery of the Notice to Rambus (except as set forth in Section 7(c) below), does not receive (i) a written statement from the party that delivered the Notice (i.e., SCE and/or Toshiba) withdrawing the Notice, or (ii) a counternotice (the "Counternotice") from Rambus pursuant to Section 7 below, then the Escrow Agent shall promptly deliver the Escrowed Materials to SCE and/or Toshiba, as applicable.

          7. Disputed Notice. If Rambus disputes the existence of the Release Event(s) upon which the Notice is based, then, except as set forth in Section 7(c) below, Rambus may, within five (5) business days following its receipt of the Notice, deliver a Counternotice to the Escrow Agent and to the party(ies) that delivered the Notice. The Counternotice shall specify the facts upon which Rambus disputes the existence of the Release Event(s) upon which the Notice is based.

               (a) If the Notice was accompanied by documentary evidence from third party sources to substantiate the occurrence of the Release Event(s) as set forth in Section 5 above, then, except as set forth in Section 7(c) below, notwithstanding the Counternotice, the Escrow Agent shall deliver the Escrowed Materials to the party(ies) that delivered the Notice. Such party(ies) shall be entitled to retain the Escrowed Materials pending the results of the arbitration pursuant to Section 8 below.

               (b) If the Notice was not accompanied by documentary evidence from third party sources to substantiate the occurrence of the Release Event(s) as set forth in Section 5 above, and if the Escrow Agent has not received such documentary evidence before receipt of the Counternotice, then if the Counternotice is received by the Escrow Agent and the party(ies) that delivered the Notice before the close of business on the fifth (5th) business day following receipt of the Notice by Rambus, the Escrow Agent shall, within three
(3) business days after receipt of the Counternotice, serve a copy of the Counternotice on SCE and Toshiba and withhold delivery of the Escrowed Materials pending receipt of (i) a decision evidencing the outcome of the arbitration provided for in Section 8 below, or (ii) other written instructions signed by officers of both Rambus and the party(ies) that delivered the Notice (i.e., SCE and/or Toshiba). Upon receipt of said decision or other instruction, the Escrow Agent shall deliver the Escrowed Materials only in accordance with the decision or instruction.

               (c) With respect to a Notice requesting release of the Escrowed Materials pursuant to clause (v) of Section 4 above, the time period for Rambus to provide a Counternotice under Section 6 above and this Section 7 shall be extended to sixty (60) calendar days plus five (5) business days after service of the involuntary petition in bankruptcy on Rambus. In addition, if Rambus' Counternotice is accompanied by documentary evidence from third party sources showing either (i)

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

the petition was not properly served on Rambus or (ii) the petition was dismissed, then the Escrow Agent shall not release the Escrowed Materials pursuant to that Notice. In such event, at the request of a party that delivered the Notice, the dispute will be arbitrated in accordance with the procedures specified in Section 7(b) above and Section 8 below. If both (A) the Notice was accompanied by documentary evidence to show that the notice of the petition was served on Rambus (or such documentary evidence was provided to Escrow Agent and Rambus within forty-five (45) days after service of the involuntary petition in bankruptcy on Rambus) and (B) Rambus has not delivered the Counternotice accompanied with applicable documentary evidence within such sixty (60) calendar days and five (5) business days period to the Escrow Agent, the Escrow Agent shall deliver the Escrowed Materials to the party(ies) that delivered the Notice.

          8. Arbitration of Disputed Notice. Rambus, SCE, and Toshiba agree that, if the Counternotice is given by Rambus pursuant to Section 7 above, then said parties shall submit to the exclusive jurisdiction of the American Arbitration Association to resolve the dispute before a Board of Arbitrators (the "Board") in Palo Alto, California. The Board shall consist of three (3) members selected by the American Arbitration Association. The sole question before the Board shall be whether or not there existed, at the time SCE and/or Toshiba transmitted the Notice to the Escrow Agent under Section 5 above, a Release Event specified in the Notice. Such arbitration shall be governed by the then-current rules of the American Arbitration Association. The parties agree that the decision of the Board shall be final and binding and that such decision shall be immediately delivered to the parties to the arbitration and to the Escrow Agent. If the Board finds that the Notice was properly given by SCE and/or Toshiba on the basis of the existence of a Release Event specified in the Notice, then, as applicable, either (i) the party(ies) that delivered the Notice and obtained the Escrowed Materials under Section 7(a) or 7(c) above shall be entitled to retain the Escrowed Materials, or (ii) if the Escrow Agent, pursuant to Section 7(b) or 7(c) above, did not previously provide the Escrowed Materials to such party(ies), the Escrow Agent shall promptly deliver the Escrowed Materials to such party(ies). If the Board finds to the contrary, then, as applicable, either (i) the party(ies) that obtained the Escrowed Materials under
Section 7(a) or 7(c) above shall immediately cease all use of the Escrowed Materials and immediately return the Escrowed Materials, and all partial or complete copies thereof, to the Escrow Agent, or (ii) if the Escrow Agent, pursuant to Section 7(b) or 7(c) above, did not previously provide the Escrowed Materials to such party(ies), the Escrow Agent shall not release the Escrowed Materials as a result of the disputed Notice. All fees and charges by the American Arbitration Association shall be paid by the nonprevailing party in the arbitration; provided, however, that each party shall be responsible for the payment of all fees and expenses connected with the presentation of its respective case.

          9. Use of Escrowed Materials. SCE's and/or Toshiba's right and license to use the Escrowed Materials, upon an authorized release thereof, shall at all times be limited to use pursuant to Sections 2.8, 2.10, and 2.13 of the Development Agreement. The Escrowed Materials shall be Rambus "Confidential Information" pursuant to Section 4 of the Development Agreement, and SCE and Toshiba shall comply with the requirements of said Section 4 in connection therewith.

          10. Termination. This Escrow Agreement and the escrow established pursuant to this Escrow Agreement shall terminate upon the earliest of (i) [*], or (ii) first commercial availability of a production version of the "Broadband Engine" (as defined in the Development Agreement), or (iii)

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

expiration or termination of the Development Agreement, or (iv) upon receipt by the Escrow Agent of a joint written notice from SCE and Toshiba to terminate this Escrow Agreement, and all materials comprising the Escrowed Materials shall thereupon be returned to Rambus.

          11.  Notices.

               (a) Whenever an instruction, notice, direction or other communication is given hereunder, such instruction, notice, direction, or other communication may be signed for Rambus only by its CEO, President or a Senior Vice President.

               (b) It is understood that the Escrow Agent will incur no liability for acting upon any instruction, notice, direction or other document believed by it in good faith to be genuine and to have been made, signed, sent or presented by the person or persons authorized to perform such act under the terms of this Escrow Agreement.

               (c) All notices, instructions, deliveries and other communications required or permitted to be given hereunder or necessary or convenient in connection herewith shall be in writing and personally delivered or sent by overnight courier (e.g., Federal Express), as follows:

          To Escrow Agent: To the address set forth at the end of this Escrow Agreement, and to the attention of the person signing this Escrow Agreement on behalf of Escrow Agent.

          To Rambus:     To the address first set forth above, Attn: John
                         Danforth, Senior Vice President and General Counsel.

          To SCE: To the address first set forth above, Attn VP, Legal Dept. Administration and Control Div..

          To Toshiba:    To the address first set forth above, Attn: General
                         Manager, Legal Affairs and Contracts Div.,
                         Semiconductor Company.

or to such other name or address as the Escrow Agent, Rambus, SCE or Toshiba, as the case may be, shall designate by notice to the other parties hereto in the manner specified in this section.

          12. Liability of Escrow Agent. The duties and obligations of the Escrow Agent shall be determined solely by the express provisions of this Escrow Agreement. The Escrow Agent shall not be responsible in any manner whatsoever for any failure or inability of Rambus, SCE and/or Toshiba, or for anyone else, to perform or comply with any of the provisions of this Escrow Agreement.

          13. Governing Law. This Escrow Agreement shall be governed by the laws of the State of California, without reference to conflict of laws principles.

          14. Entire Agreement. This Escrow Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and cannot be changed, modified, or terminated orally.

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

          15. Validity. No action taken by the Escrow Agent in accordance with the terms and provisions hereof shall be deemed to constitute a representation of the Escrow Agent as to the validity or value of any documents or instructions held by, or delivered to, it.

          16.  Resignation/Replacement.

               (a) Upon sixty (60) days prior written notice given to Rambus, SCE, and Toshiba, the Escrow Agent may resign. Within fifteen (15) days after the receipt of such notice, Rambus, SCE, and Toshiba shall mutually designate a successor Escrow Agent in the United States. The successor Escrow Agent shall be bound by the terms and provisions of this Escrow Agreement. In the event that no such agreement is reached within such fifteen (15) day period, the Escrow Agent shall continue to hold the Escrowed Materials then held by it and shall take no further actions and shall have no further obligations hereunder except as required by Section 16(c) below.

               (b) Upon notice to the Escrow Agent, Rambus, SCE, and Toshiba may jointly replace Escrow Agent with a successor, who shall replace Escrow Agent and be bound by all the terms and conditions of this Agreement.

               (c) The Escrow Agent named herein (and any successor) shall deliver the Escrowed Materials to the successor Escrow Agent and shall cooperate with its successor in order to effectuate the transfer of its duties to the successor Escrow Agent.

          17. Fees and Expenses. SCE and Toshiba agree to pay the fees of the Escrow Agent for its services hereunder during the term of this Agreement. Such fees may consist of charges to establish the escrow, regular (e.g., monthly or yearly) escrow maintenance charges, and fees charged for carrying out its duties hereunder, in each case at Escrow Agent's standard rates.

          18. Indemnification. SCE, Toshiba, and Rambus jointly and severally agree to indemnify the Escrow Agent from and against any and all liabilities, costs, and expenses resulting from any claim or action against the Escrow Agent arising out of this Agreement, or any action taken or omitted by the Escrow Agent under this Agreement, provided that neither SCE, Toshiba nor Rambus shall be liable for that portion of any such indemnification amount resulting from the Escrow Agent's gross negligence or willful misconduct or violation by the Escrow Agent of any term or provision of this Escrow Agreement.

          19. Supplementary Agreement. The parties agree that this Agreement is an agreement supplementary to the Development Agreement, which is an executory contract licensing a right to intellectual property, as provided in 11 U.S.C.
section 365(n)(1), United States Code Annotated.

          20. No Third Party Beneficiaries21. This Agreement has been made and is made solely for the benefit of Rambus, Toshiba and SCE and their respective permitted successors and permitted assigns. Nothing in this Agreement is intended to confer any rights or remedies under or by reason of this Agreement on any person or entity other than the parties to this Agreement and their respective successors and permitted assigns. Nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third person or entity to any party to this Agreement.

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

          IN WITNESS WHEREOF, the parties by their duly authorized representatives have executed this Agreement as of the date set forth above.

                                     RAMBUS INC.

                                     By:
                                         ---------------------------------------

                                     Title:
                                            ------------------------------------

                                     SONY COMPUTER ENTERTAINMENT INC.

                                     By:
                                         ---------------------------------------

                                     Title:
                                            ------------------------------------

                                     TOSHIBA CORPORATION

                                     By:
                                         ---------------------------------------

                                     Title:
                                            ------------------------------------

                                     ESCROW AGENT:

                                     Name:
                                           -------------------------------------

                                     Address:
                                                 -------------------------------

                                                 -------------------------------

                                     By:
                                         ---------------------------------------

                                     Title:
                                            ------------------------------------

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

                                  ATTACHMENT 1

Key [*] Information

1.   [*]

Technology

1.   [*]

2.   [*]

3.   [*]

4.   [*]

5.   [*]

6.   [*]

7.   [*]

8.   [*]

9.   [*]

10.  [*]

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